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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): August 13, 2002



                         Hartford Life Insurance Company
             (Exact name of registrant as specified in its charter)



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
         Delaware                    811-07829                06-0974148
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)
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                         Hartford Life Insurance Company
                              200 Hopmeadow Street
                              Simsbury, Connecticut
                    (Address of principal executive offices)
                                      06089
                                   (Zip Code)

                                 (860) 547-5000
              (Registrant's telephone number, including area code)
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ITEM 7.  EXHIBITS.

(c)  Exhibits.

Exhibit 99.1 Certification of Thomas M. Marra, President, Chief Executive Officer and Chairman of Hartford Life Insurance Company (the "Company"), which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2 Certification of David T. Foy, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Thomas M. Marra, President, Chief Executive Officer and Chairman of the Company, and David T. Foy, Senior Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Hartford Life Insurance Company
                                  (Registrant)



Date: August 13, 2002         By:   /s/ Neal S. Wolin
                                    --------------------------------------------
                                    Name:  Neal S. Wolin
                                    Title:  Executive Vice President
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                                  EXHIBIT INDEX

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EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

99.1 Certification of Thomas M. Marra, President, Chief Executive Officer and Chairman of Hartford Life Insurance Company (the "Company"), which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of David T. Foy, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.
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